Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent events

19. Subsequent events

A.T.C. Acquisition

On January 24, 2026, as part of the Company’s strategic transformation, the Company entered into an investment agreement (the “Investment Agreement”) with A.T.C. S.r.l. (“A.T.C.”), a privately held Italian manufacturer of high-precision tactical rifles, special-forces weapon systems, and competition-grade sporting firearms.

Pursuant to the Investment Agreement, on January 26, 2026, the Company acquired an initial 19.5% equity interest in A.T.C. for €1.3 million, with the opportunity to increase its ownership to up to 51% through multiple closings for an aggregate consideration of €5.1 million. The completion of additional equity acquisitions is subject to A.T.C. achieving specified turnover and EBITDA performance milestones and maintaining the licences required under Italian law to conduct its business activities.

The Investment Agreement also provides the Company with a put option, pursuant to which the Company may require A.T.C.’s existing shareholders to repurchase the Company’s entire equity interest if (i) A.T.C.’s required licences are revoked or suspended for a period of at least two months, or (ii) A.T.C. achieves less than 30% of the applicable turnover and EBITDA performance milestones. The consideration payable upon exercise of the put option would equal the Company’s total investment at the time of exercise.

Shareholders’ Agreement with Fondazione Praexidia

On January 25, 2026, the Company entered into a shareholders’ agreement (the “SHA”) with Pierluigi Paracchi, the Company’s Chief Executive Officer, Chairman of the Board of Directors (the “Board”), General Manager, and co-founder, and Fondazione Praexidia (the “Foundation”). Prior to entering into the SHA, Mr. Pierluigi Paracchi donated 3,000 American Depositary Shares of the Company to the Foundation.

The Foundation is an Italian private foundation that brings together senior figures from Italian government institutions, the defense industry, and the armed forces. The SHA has an initial term of five years and is automatically renewable for additional five-year periods, unless terminated by either party with at least one month’s prior written notice.

The SHA provides for mutual commitments and consultation procedures between the Foundation and Mr. Pierluigi Paracchi in connection with transactions subject to the Italian Golden Power regime (the “Significant Transactions”). In the event that a Significant Transaction is included on the agenda of a Board meeting, Mr. Pierluigi Paracchi is required to inform the Foundation, which may provide a non-binding opinion to the Board. Mr. Pierluigi Paracchi will ensure that any such opinion is presented to the Board; however, both the Board and Mr. Pierluigi Paracchi retain full discretion in their respective deliberations, resolutions and votes.

If a Significant Transaction is subject to approval at a shareholders’ meeting, Mr. Pierluigi Paracchi and the Foundation will consult with the aim, but not the obligation, of determining common voting indications. In the absence of a common position, each party may vote independently. The SHA does not grant the Foundation any management or decision-making authority over the Company.

The SHA also includes a lock-up in respect of the shares held by Mr. Pierluigi Paracchi and the Foundation, subject to certain customary exceptions, including transfers to affiliates (provided such affiliates adhere to the SHA), transfers required by law, and transfers in connection with a public tender offer for a majority of the Company’s share capital. Mr. Paracchi is also permitted to transfer any shares held in excess of the number required to maintain majority voting power at the Company’s shareholders’ meetings.

Enea Tech Biomedical (“ETB”)

On January 27, 2026, the Company initiated legal proceedings before the Court of Milan against Fondazione Enea Tech Biomedical (“ETB”), with which the Company entered into a €20 million convertible bond loan agreement in March 2025 (the “Agreement”). To date, the Company has received €7.5 million under the Agreement.

The proceedings seek, among other things, a declaration that the Agreement is null and void and the recovery of damages. The Company’s claim is based on its assertion that ETB, following a memorandum of understanding entered into in 2022 and subsequent delays in executing the Agreement through two separate term sheets, modified the amount, number of instalments, and certain other terms of the financing before its execution in March 2025.

The outcome of the proceedings cannot be predicted at this time, and no assurance can be given as to the ultimate resolution of this matter.

Proceeds from ATM

On January 28, 2026, the Company issued 158,837 ADSs through its ATM program pursuant to the existing sales agreement with Rodman & Renshaw and Virtu Capital, generating gross proceeds of approximately €277,047 (or $330,857). Following this transaction, the total number of the Company’s outstanding ordinary shares increased to 23,591,020.

Office Operating Lease

In February 2026, the Company provided formal notice of termination of its office lease agreement with OSR. The Company is currently awaiting OSR’s response regarding the effective termination date that in any case cannot exceed 12 months. The financial impact, if any, will be assessed once an agreement between the parties is finalized.

AGC Biologics

On March 11, 2026, the parties appeared before the Court and reiterated their respective arguments and objections, in particular regarding the application under art. 186-ter c.p.c. and the admissibility of claims and documents. The case, considered mainly documentary in nature, was not taken under advisement. The Court adjourned the proceedings to the hearing of June 3, 2026.

Statement of Claim

On March 18, 2026, the Company was served with an Italian statement of claim (“atto di citazione”) filed before the Tribunal of Milan by certain minority shareholders. The statement of claim challenges the validity of the May 2, 2024 shareholders’ resolution related to the Company’s loyalty share program that provided multiple votes per share depending on the amount of time an ordinary shareholder has held their shares (up to a maximum of 10 votes per share for ordinary shareholder that have held their shares for 10 years), and the October 29, 2025 shareholders’ resolution expanding the corporate purpose to allow Genenta to explore Golden Powers sectors. According to Italian civil procedure law, the Company must file its response by May 15, 2026. Although the Company does not believe these claims hold any merit, the outcome of the proceedings cannot be predicted at this time, and no assurance can be given as to the ultimate resolution of this matter.

Sophia HT S.r.l. acquisition binding offer

On March 23, 2026, the Company entered into a binding offer with Sophia High Tech S.r.l., structured as a phased minority-to-control transaction. The total potential consideration amounts to up to €6.0 million, including primary capital increases, a minor secondary purchase from the founders, and a performance-based earn-out.

The transaction is structured in two phases. At the initial closing, the Company will subscribe to a capital increase of up to €3.25 million, resulting in an equity interest of approximately 30%, secondary acquisition from the founders. A second tranche of up to €1.95 million is contemplated, subject to the achievement of an EBITDA target for FY2026 (with flexibility retained by the investor), which would increase the Company’s ownership to 51%, thereby granting control.

The agreement also includes an earn-out component of up to €0.5 million payable to the founders, aimed at aligning incentives and bridging valuation expectations.

This transaction represents a structured growth investment designed to strengthen Sophia High Tech’s capital base, while enabling a progressive transfer of control and aligning the interests of the founders and the investor.

Cancellation of Extraordinary Shareholders’ Meeting

On March 23, 2026, the Company issued a notice of revocation announcing that its Board of Directors had resolved to revoke the call of the Extraordinary Shareholders’ Meeting (the “Meeting”), which had been scheduled to be held on March 25, 2026, on first call, and, if necessary, on March 26, 2026, on second call, and that the Meeting was cancelled. The Meeting had originally been called to seek shareholder approval of a proposed change to the Company’s corporate name. Following further evaluation, the Company concluded that its current corporate name, “Genenta,” continues to maintain significant recognition and association with the Company’s business. In addition, the initiatives underlying the proposed corporate name change remain at an early stage of development.

OSR - ARLA – Development Obligations and Contractual Remedies

On April 20, 2026, the first relevant contractual milestone under the Amended and Restated License Agreement (“ARLA”) between the Company and Ospedale San Raffaele, will occur, relating to the assessment of compliance with the minimum development obligations outlined in the agreement. Under the ARLA, failure to meet such obligations may entitle OSR to exercise contractual remedies, including termination of the agreement or conversion of the license from exclusive to non-exclusive. As of the date of approval of the financial statements, assessments regarding the fulfillment of such obligations and discussions with the counterparty are ongoing, and no final determinations have been made.